UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 1, 2019
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EVENTBRITE, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38658	14-1888467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 5th Street, 7th Floor San Francisco, California 94103 (415) 692-7779
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value	EB	The New York Stock Exchange

Item 2.02	Results of Operations and Financial Condition
On May 1, 2019, Eventbrite, Inc. (the “Company”) issued a press release and Shareholder Letter (the “Letter”) announcing its financial results for the quarter ended March 31, 2019. A copy of the issued press release and the Letter are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and each of the press release and Letter are incorporated herein by reference.
In the Letter, the Company also announced that it would be holding a conference call on May 1, 2019 at 2:00 p.m. Pacific Time to discuss its financial results for the quarter ended March 31, 2019. A copy of the unofficial transcript of the conference call will be available after the call on the Company's investor relations website https://investor.eventbrite.com.
The Company is making reference to non-GAAP financial information in both the Letter and the conference call. A reconciliation to these non-GAAP financial measures to their nearest GAAP equivalents is provided in the Letter.
The information furnished pursuant to Item 2.02 of this Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the `“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 1, 2019, the management of the Company announced that Randy Befumo, the Chief Financial Officer and principal financial officer of the Company, will transition into the role of Chief Strategy Officer to focus on strategic initiatives for the Company. Mr. Befumo indicated his pending transition from the role of Chief Financial Officer of the Company is not due to a dispute or disagreement with the Company. The Company has begun a search for a Chief Financial Officer and principal financial officer to succeed Mr. Befumo, and Mr. Befumo will continue in the role of Chief Financial Officer and principal financial officer of the Company until a replacement is appointed. Shane Crehan, the Company’s Chief Accounting Officer, will remain the Company’s principal accounting officer.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 1, 2019.
99.2	Shareholder Letter for the period ended March 31, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2019	EVENTBRITE, INC.

	By:	/s/ Julia Hartz
Julia Hartz
Chief Executive Officer